UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2021

BIOSECURITY TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-224157	35-2606208
(State of Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

3821 S 148th Street, Omaha, Nebraska 68144

(Address of principal executive offices, including zip code)

800-494-9604

(Registrant’s telephone number, including area code)

Copies to:

Peter Campitiello, Esq.

McCarter & English, LLP

Two Tower Center Boulevard

East Brunswick, New Jersey 08816

Tel: 732-867-9741

Fax: 732-392-1901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BSEC	OTC Markets

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of Independent Registered Public Accounting Firm

Effective August 9, 2021, Haynie & Company (“Haynie”) was dismissed as the independent registered public accounting firm of Biosecurity Technology Inc. (the “Company”). The Company’s Board of Directors, acting as its audit committee, approved the dismissal of Haynie.

Haynie did not report on the Company’s financial statements for the year ended June 30, 2020 and solely audited the financial statements of the Company’s wholly-owned subsidiary Biosecurity Technology, :LLC for the periods ending December 31, 2020 and 2019.

During the year ended June 30, 2020 and through August 9, 2021, there were no disagreements with Haynie on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Haynie, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the year ended June 30, 2020, and through August 9, 2021, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haynie with a copy of the foregoing disclosures and requested Haynie to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Haynie agrees with the disclosures.  A copy of Haynie’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New Independent Registered Public Accounting Firm

On August 10, 2021, the Company’s Board of Directors, acting in the capacity of an audit committee, engaged PKF O’Connor Davies, LLP (“PKF”) as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements.  During the Company’s fiscal years ended June 30, 2020 and 2019, and through August 10, 2021, neither the Company, nor anyone acting on its behalf, consulted with PKF regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that PKF concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Haynie & Company regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2021	BIOSECURITY TECHNOLOGY, INC.

	By:	/s/ Dan Lynn
Name: Dan Lynn
Title: Chief Executive Officer

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